UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2019

Pivotal Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38460	94-3094578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Howard Street, Fifth Floor San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 777-4868

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	PVTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.

On August 22, 2019, Pivotal Software, Inc., a Delaware corporation (“Pivotal”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with VMware, Inc., a Delaware corporation (“VMware”), and Raven Transaction Sub, Inc., a Delaware corporation and a wholly owned subsidiary of VMware (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Pivotal (the “Merger”), with Pivotal surviving the Merger and becoming a wholly owned subsidiary of VMware. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Pivotal and VMware are both majority-owned subsidiaries of Dell Technologies Inc., a Delaware corporation (“Dell Technologies”). Based on the amount of outstanding capital stock reported in Pivotal’s Form 10-Q for the period ended May 3, 2019, VMware owns approximately 16.3% of Pivotal’s outstanding common stock, consisting entirely of shares of Pivotal’s Class B common stock, par value $0.01 (the “Class B Common Stock”). Dell Technologies indirectly through VMware and through EMC Equity Assets LLC, a Delaware limited liability company (“EMC”), beneficially owns 100% of the outstanding shares of the Class B Common Stock, representing approximately 64.6% of Pivotal’s outstanding common stock.

The terms of the Merger Agreement provide that, unless otherwise specified in the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Pivotal’s Class A common stock, par value $0.01 (the “Class A Common Stock”), will be canceled and automatically converted into the right to receive $15.00 in cash, without interest and subject to deduction for any required withholding tax (the “Class A Merger Consideration”).

The terms of the Merger Agreement also provide that, unless otherwise specified in the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of the Class B Common Stock will be converted into the right to receive 0.0550 of a share of Class B Common Stock of VMware (the “Class B Merger Consideration”).

The terms of the Merger Agreement also provide that each Pivotal stock option that is (i) unvested and outstanding with an exercise price less than the Class A Merger Consideration and held by a continuing employee will be substituted by VMware at the effective time of the Merger for an option under VMware’s Amended and Restated 2007 Equity and Incentive Plan (the “Plan”) to purchase shares of the Class A Common Stock of VMware on the same material terms and conditions as were applicable to such Pivotal stock option as of immediately prior to the effective time of the Merger, subject to certain adjustments as set forth in the Merger Agreement (each a “Substituted Option”), (ii) outstanding and vested and exercisable for an exercise price less than the Class A Merger Consideration or held by a non-employee director of Pivotal (whether vested or unvested) will be canceled immediately after the effective time of the Merger in exchange for payment to the holder of the Pivotal Option Cash Out Amount (as defined in the Merger Agreement), and (iii) not substituted for Substituted Options or exchanged for the Pivotal Option Cash Out Amount will be canceled immediately after the effective time of the Merger for no consideration.

The terms of the Merger Agreement also provide that each Pivotal restricted stock unit award that is (i) unvested and outstanding and held by a continuing employee will be substituted by VMware at the effective time of the Merger for a restricted stock unit award under the Plan covering Class A Common Stock of VMware on the same material terms and conditions as were applicable to such restricted stock unit award as of immediately prior to the effective time of the Merger, subject to certain adjustments set forth in the Merger Agreement (each a “Substituted RSU”), (ii) outstanding and vested or held by a non-employee director (whether vested or unvested) will be canceled at the effective time of the Merger in exchange for payment to the holder of the Pivotal RSU Cash Out Amount (as defined in the Merger Agreement), and (iii) not substituted for Substituted RSUs or exchanged for the Pivotal RSU Cash Out Amount will be canceled at the effective time of the Merger for no consideration.

The Merger and the Merger Agreement have been approved by the board of directors of each of VMware (acting upon the unanimous recommendation of a special committee of the board of directors of VMware, consisting solely of independent and disinterested directors, authorized to, among other things, negotiate, evaluate and approve or disapprove potential transactions with Pivotal) and Pivotal (acting upon the unanimous recommendation of a special committee of the board of directors of Pivotal, consisting solely of independent and disinterested directors authorized to, among other things, negotiate, evaluate and approve or disapprove a potential transaction with VMware).

Completion of the transaction is conditioned on the adoption of the Merger Agreement by the holders of (i) at least a majority of the outstanding shares of the Class A Common Stock not owned by VMware or any of its affiliates (including Dell Technologies and EMC), (ii) at least a majority of the outstanding shares of the Class A Common Stock, (iii) at least a majority of outstanding shares of the Class B Common Stock, and (iv) at least a majority of the outstanding shares of the Class A Common Stock and the Class B Common Stock, voting together as a single class, which condition is not subject to waiver by Pivotal or VMware.

Completion of the transaction is also subject to other customary closing conditions including (i) the absence of any order, judgment or decree by any governmental entity that prohibits or makes the consummation of the transaction illegal, (ii) subject to certain exceptions, the accuracy of each party’s representations and warranties and (iii) compliance in all material respects by each party with its obligations under the Merger Agreement. The transaction is not subject to a financing condition.

The Merger Agreement contains customary representations and warranties of both Pivotal and VMware. Pivotal has also agreed to customary covenants regarding the operation of Pivotal and its subsidiaries prior to the effective time of the Merger, including covenants not to, during the pendency of the Merger, solicit alternative transactions or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, an alternative transaction.

The Merger Agreement contains certain customary termination rights for Pivotal and VMware, including a right for either party to terminate the Merger Agreement if the Merger is not completed by February 18, 2020, unless otherwise extended pursuant to the terms of the Merger Agreement. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain specified circumstances, Pivotal will be obligated to pay VMware a termination fee of $95,000,000.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Support and Voting Agreement

Concurrently with the execution of the Merger Agreement, Ford Motor Company (“Ford”), a stockholder of Pivotal, entered into a voting agreement (the “Voting Agreement”), pursuant to which Ford has agreed, among other things and subject to the terms and conditions set forth therein, to vote its shares of the Class A Common Stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger.

On August 22, 2019, VMware, Dell Technologies, EMC and, solely with respect to certain sections therein, EMC Corporation, a Massachusetts corporation (“EMC Parent”), entered into a Consent and Support Agreement (the “Support Agreement”), pursuant to which, among other things and subject to the terms and conditions set forth therein, Dell Technologies and EMC have agreed to vote their shares of the Class B Common Stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger.

The Merger Agreement has been attached as an exhibit hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about Pivotal, VMware or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger  Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time and investors should not rely on them as statements of fact.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On August 22, 2019, Dell Technologies provided its consent and the consent of its wholly owned subsidiary EMC to the aggregate size of Pivotal’s fiscal year 2020 equity grants in accordance with Pivotal’s Amended and Restated Certificate of Incorporation and that certain Master Transaction Agreement, dated as of April 17, 2018 (the “MTA”), by and among Pivotal and Dell Technologies. Dell Technologies also provided its and EMC’s consent and approval for Pivotal’s entry into the Merger Agreement. The actions were taken by written consent pursuant to Section 228 of the Delaware General Corporation Law.

Forward-Looking Statements

This communication contains statements relating to the proposed transaction and its timetable for completion, which are “forward-looking statements” within the meaning of the U.S. federal securities laws and by their nature are uncertain. Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” and similar expressions are also intended to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of many factors, including but not limited to: (i) the ability to consummate the proposed transaction in the time frame expected by the parties or at all; (ii) any conditions imposed on the parties in connection with the consummation of the proposed transactions; (iii) the ability to obtain stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction; (iv) the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; (v) the ability of third parties to fulfill their obligations relating to the proposed transaction; and (vi) and the other factors and financial, operational and legal risks or uncertainties described in Pivotal’s public filings with the SEC, including the “Risk Factors” and “Forward Looking Statements” sections of Pivotal’s Annual Report on Form 10-K for the fiscal year ended February 1, 2019 and subsequent Quarterly Reports on Form 10-Q. All information set forth in this release is current as of the date of this release. These forward-looking statements are based on current expectations and are subject to uncertainties, risks, assumptions, and changes in condition, significance, value and effect as well as other risks disclosed previously and from time to time in documents filed by us with the U.S. Securities and Exchange Commission (“SEC”). Pivotal disclaims any obligation to, and does not currently intend to, update any such forward-looking statements, whether written or oral, that may be made from time to time except as required by law.

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pivotal by VMware.

In connection with the proposed merger, Pivotal will file a proxy statement with the SEC. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Pivotal’s website at investors.pivotal.io or by contacting Pivotal’s investor relations department via e-mail at ir@pivotal.io.

Participants in the Solicitation

Pivotal and its directors, executive officers and other members of its management and employees as well as VMware and its directors and officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information about Pivotal’s directors and officers and their ownership of Pivotal’s common stock is set forth in the proxy statement for Pivotal’s 2019 Annual Meeting of Stockholders which was filed with the SEC on May 3, 2019. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Pivotal’s directors and executive officers in the merger, which may be different than those of Pivotal’s stockholders generally, by reading the proxy statement, which will be filed with the SEC, and other materials relating to the transaction filed with the SEC. Investors should read such materials carefully before making any voting or investment decision.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description

2.1	Agreement and Plan of Merger, dated as of August 22, 2019, by and among VMware, Inc., Raven Transaction Sub, Inc. and Pivotal Software, Inc.*

* Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pivotal Software, Inc.

Date: August 27, 2019	/s/ Andrew M. Cohen
Andrew M. Cohen
Senior Vice President, General Counsel and Corporate Secretary